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                                                                    EXHIBIT 23.1


CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-60009) of our report dated October 25, 1999, with respect to the consolidated financial statements and schedule of Four Media Company, included in this Annual Report (Form 10-K) for the year ended August 1, 1999.

Los Angeles, California
October 28, 1999